CAPITAL ONE FUNDS

(THE “TRUST”)

SUPPLEMENT DATED OCTOBER 16, 2008

TO THE PROSPECTUS DATED DECEMBER 14, 2007

The Board of Trustees of the Trust, on behalf of the Capital One Cash Reserve Fund (the “Fund” or “Cash Reserve Fund”), has approved and the Fund has applied for participation in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds (the “Guarantee Program”). The Fund’s participation in the program is not effective until its agreement is reviewed and accepted by the Treasury, which is expected to take up to 14 days.

Subject to certain conditions and limitations, share amounts held by investors in the Fund as of the close of business on September 19, 2008 are guaranteed against loss under the Guarantee Program in the event the market-based net asset value per share is less than $0.995 (a “Guarantee Event”). If a Guarantee Event occurs the Fund will be required to liquidate in order to receive payment under the Guarantee Program. The maximum amount covered under the Guarantee Program is the equivalent of the amount a shareholder held in the Fund on September 19, 2008. The Guarantee Program is subject to an overall limit of approximately $50 billion for all money market funds participating in the Guarantee Program.

The cost to participate in the Guarantee Program for the initial three months is 0.01% of the net asset value of the Fund as of September 19, 2008 and will be borne by the Fund. The initial term of the Program expires December 18, 2008. However, Fund shareholders were previously mailed a proxy statement/prospectus notifying them of a proposed reorganization of the Fund into the Fidelity Institutional Money Market Fund - Prime Money Market Portfolio (the “Fidelity Prime Money Market Portfolio”) which is advised by Fidelity Management & Research Company (“Fidelity”). The proposed shareholder meeting date for the merger vote is October 21, 2008 and if approved by shareholders, it is expected that the Fund will be reorganized into the Fidelity Prime Money Market Portfolio on or about November 21, 2008. Fidelity has indicated that, if the reorganization occurs, Fidelity will file an acknowledgment to the Treasury agreeing to be bound by the Fund’s guarantee agreement, thereby seeking to ensure that Fund shareholders will have the benefit of the Guarantee Program through December 18, 2008, regardless of the proposed reorganization of the Fund.